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Acquisition of Convergys Announcement FAQs for CONCENTRIX and SYNNEX Staff
Purpose of this document: FAQs to communicate with Concentrix and SYNNEX staff

1.	What are we announcing today?
We announced today a definitive agreement in which SYNNEX will acquire Convergys and on the closing of the acquisition will integrate it with Concentrix.

Pending regulatory approvals and shareholder vote, the acquisition of Convergys will advance Concentrix’ position in the industry to one of the largest global customer engagement services company.

The transaction is expected to close by the end of calendar year 2018.

2.	Who is Convergys?

Convergys (NYSE: CVG) is a world leader in customer experience outsourcing. They have a long history as a pioneer in this space and provide solutions to help businesses manage customer experience throughout the entire customer lifecycle, and to make businesses run better through operational excellence.

Convergys delivers services in 58 languages, from more than 150 locations in 30 countries and had revenue of $2.7B last year.

3.	Why is SYNNEX buying Convergys?

◦	SYNNEX has been active in investing in growth for both its services and distribution businesses. The acquisition of Convergys aligns with Concentrix’ stated growth and investment strategy.

◦	Convergys and Concentrix complement each other and when combined we believe will create a strong value proposition to clients, shareholders, and to you, our valued staff.

4.	What will Concentrix gain from Convergys?

Concentrix will gain an increase in a strong portfolio client base, enhanced current geographic locations, new key geographies, and exceptional global talent on the team.

•	We gain Fortune 500/1000clients, Forbes Global 500/1000 clients, and a number of additional unicorn and disruptive high growth clients.

•	Concentrix will gain strength in our existing footprint by increasing our presence in countries that we already operate in.

•	We also will add the following 12 countries to our footprint.

o	France, Germany, Hungary, Italy, Netherlands, Sweden,

o	Dominican Republic, El Salvador, Honduras

o	Tunisia, Mauritius

o	Egypt

•	We gain expanded global talent and expertise in strategic key strategic verticals like: Banking & Financial Services, Healthcare, Technology, and Automotive

•	We gain significant Interactive Voice Response (IVR) expertise

•	We gain outbound sales program expertise and scale

•	We gain 19 new languages

•	Collectively we will have more end to end high value business services to provide to our clients delivered from a more robust, complete global footprint.

5.	What will I gain from this acquisition? How do I benefit?

This acquisition will create opportunities for our staff. You will be exposed to additional teammates and situations that will trigger growth and more learnings for you. We will be focused on growing this business and with growth comes great opportunities for different experiences, different projects, expanded responsibilities, etc.

We are proud and humbled by our growth and how are staff have been able to grow and accelerate their careers staying within the Concentrix family.

The benefits are great and we look forward to helping you experience them after close and in the years to come!

6.	What will the combined business stats be?

•	$ 4.7 B revenue

•	225,000+ staff

•	650+ clients

•	275+ locations

•	~40 countries

•	6 continents

•	70 unique languages

•	34 years of experience

7.	Do we share clients?

While we have some client overlap, most of our engagements are with different lines of business where we are not the primary partner. So once the transaction closes we will have more opportunity to provide end to end high value solutions and gain share.

8.	How will we handle the joint clients?

Until the transaction closes, both companies will operate independently, so all client conversations, programs, projects, management, etc. will continue as business as usual.
We cannot discuss or share information that isn’t public knowledge until the deal is closed.

9.	How will we integrate Convergys?

We have a strong history of best practice, successful integration plans. A team of people will use best practice and create a detailed integration plan so we are ready to begin integration on the day of close.

The plan will include culture, process, technology, etc. and will be shared with you when we are able to share it. The plan will ensure that we have minimal disruption to our business and ensure continuity for our staff and our clients. We expect the full integration to be completed within 12 months after close.

Again, it is critical to remember that until the transaction closes, it is business as usual and we must focus on driving impeccable service and value to our clients and staff.

10.	What’s the difference between signing and closing?

In many acquisitions, there is a period of time between signing and closing.  Signing, and the associated announcement of the acquisition, occurs when the two parties “sign” the transaction agreements. Closing occurs when all the associated compliance and regulatory approvals are completed.  We expect to close before the end of calendar 2018.

11.	What will the name of the combined companies be?

Concentrix.

12.	Who will lead this new enterprise for Concentrix?

Chris Caldwell will remain President of Concentrix and will continue to report into Dennis Polk, CEO and President of SYNNEX.

13.	What is the new reporting structure?

The new Executives from Convergys will report into Chris Caldwell. All other reporting relationships remain the same at this time.

14.	I am a part of Concentrix, how will my job duties change?

Your job duties will not change and you will continue to do the quality work you are doing now. We expect that clients will only feel our excellent execution and the value we bring to them. As we integrate the organizations, there may be opportunities to collaborate with staff in other locations.

15.	Is there an option to work in the other Concentrix locations?

If you are a part of Concentrix, there is no formal program for rotating staff. However, some opportunities may come up from time to time and will be evaluated on an individual basis. We are One Company. We are One Concentrix. We will also look to what’s best for staff and clients and make decisions accordingly.

16.	How will this acquisition offer growth opportunities for employees?

As we grow, take share, innovate, and disrupt the industry potential opportunities for staff are usually created. We are in an extremely exciting time in our business. For those that want to continue to grow and excel, there will be multiple ways in which to do that. We have hundreds of examples of team members throughout the world that have grown in capability, experiences and responsibilities throughout our business. We are fanatical about our staff and will always look for opportunities to see them advance.

17.	Does Concentrix’ vision or strategy change with this acquisition?

Our Concentrix vision and strategy will remain the same. Our vision is to be the greatest customer engagement services company in the world rich in diversity and talent. We will get there by living our culture every day and staying true to our operating philosophy, our 3 V’s.

Our focus is on solving business problems for our clients, creating great customer experiences and better business outcomes. Through continued investment in high value services, enabling technology, and our people we provide a robust ecosystem that adds value to our clients and their customers.

18.	Does SYNNEX TS and Hyve vision or strategy change with this acquisition?

Our SYNNEX vision and strategy remains the same. We continue to focus on growing value for our clients, associates and shareholders.

19.	How will you decide who/which locations get new sales opportunities?

Concentrix places business based on client need, center execution, and fit to current programs being delivered from a particular location.

20.	Will Concentrix and Convergys’s IT systems be integrated and become one?

Technology integration will be part of the overall integration plan. No immediate changes are expected for Concentrix staff.

21.	When and how will Concentrix and SYNNEX staff learn more about Convergys’s value proposition? Is there a schedule for integrating Convergys’s business into Concentrix? How long can we expect?

Information on the combined organizations will be distributed to all staff as we are able to provide it to you, mostly likely at close.

22.	Where do I go for questions?

Please feel free to go to your management team or Concentrix staff can email questions@concentrix.com and SYNNEX staff can email SYNNEXquestions@concentrix.com. Queries raised through this email address will go to a group that will respond with answers to any questions which may arise.

23.	If I am asked for more information by a client or media, how should I respond?

Use the Client FAQs for guidance in any client call. If you are not sure how to respond, please reach out to your management team. If they aren’t able to assist you, please feel free to reach out to any member of the Sr Exec Team. Let the client know you will research the answer and get back to them. It’s important that we give the correct information; so please allow yourself the time to locate it and get back with the client.

With any request from press or media, please direct them immediately to Jyllene Miller, SVP Marketing for Concentrix or Mary Lai, Investor Relations for SYNNEX.

Additionally, going forward past today, please ensure any questions are channeled to questions@concentrix.com. Queries raised through this email address will go to a group that will respond with answers to any questions which may arise.

24.	How should I treat this announcement?

It will take some time to cascade this information to all our staff and clients. To allow time for this communication to happen we request that you do not share any part of this document in any Social Media networks or forums or any public domain.

Additional Information and Where to Find It
In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX and Convergys will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a SYNNEX registration statement on Form S-4 that will include a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX, and a definitive joint proxy statement/prospectus will be mailed to stockholders of SYNNEX and shareholders of Convergys. INVESTORS AND SECURITY HOLDERS OF SYNNEX and CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at 510-668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com/ or by contacting Convergys’s Investor Relations Department at (513) 723-7768.

No Offer or Solicitation
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation
SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements
DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX Corporation (“SYNNEX”), Convergys Corporation (“Convergys”) and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and shareholder approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX and Convergys, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Concentrix Staff FAQs for Announcement – CONFIDENTIAL
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